                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2001


                        CONSECO FINANCE LEASE 2000-1, LLC
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Minnesota                     333-85811-01                  None
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS employer
      of incorporation)              file numbers)           identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
--------------------------------------------------------------------------------
        (Address of principal executive offices)                    (Zip code)


Registrant's telephone number, including area code: (651) 293-3400


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 1.   Changes in Control of Registrant.
          --------------------------------

          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

          Not applicable.

Item 3.   Bankruptcy or Receivership.
          --------------------------

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ---------------------------------------------

          Not applicable.

Item 5.   Other Events.
          ------------

     Registrant entered into an Asset Purchase Agreement dated as of December 8, 2000 (the "Purchase Agreement") by and among Wells Fargo Financial Leasing, Inc. ("Wells Fargo Financial"), Conseco, Inc., Conseco Finance Corp., Conseco Finance Vendor Services Corporation ("Vendor Services"), Green Tree Lease Finance II, Inc. ("Lease Finance II"), Registrant and Green Tree Lease Finance 1998-1, LLC. Pursuant to the Purchase Agreement, on January 31, 2001, WFFLI Lease Finance 2000-1, LLC ("WFFLI Lease Finance 2000"), a Delaware limited liability company of which WFFLI Lease Finance II, LLC, a Delaware limited liability company ("WFFLI Lease Finance II"), is the sole member, purchased substantially all of the assets and assumed certain liabilities of the Registrant. In connection therewith:

          (i) the Registrant, Wells Fargo Bank Minnesota, National Association, a national banking association ("Wells Fargo Bank"), WFFLI Lease Finance 2000, and Bank One, National Association, a national banking association ("Bank One"), entered into a Supplemental Indenture dated as of January 31, 2001 (the "Supplemental Indenture") under which (a) WFFLI Lease Finance 2000 succeeded Registrant as issuer under the Indenture dated as of July 1, 2000 between the Registrant and Wells Fargo Bank (the "Indenture"), relating to the 6.844% Lease-Backed Notes, Class A-1, 7.250% Lease-Backed Notes, Class A-2, 7.360% Lease-Backed Notes, Class A-3, 7.480% Lease-Backed Notes, Class A-4, 7.690% Lease-Backed Notes, Class B, 7.880% Lease-Backed Notes, Class C and 8.560% Lease-Backed Notes, Class D, of the Registrant and (b) Bank One succeeded Wells Fargo Bank as trustee under the Indenture;

          (ii) Lease Finance II, Vendor Services, WFFLI Lease Finance II and Wells Fargo Financial entered into an Assumption Agreement and First Amendment to Transfer

     Agreement dated as of January 31, 2001 (the "Amendment to Transfer Agreement"), under which Lease Finance II and Vendor Services assigned to WFFLI Lease Finance II and Wells Fargo Financial, respectively, all of their right, title and interest in, to and under the Transfer Agreement dated as of July 1, 2000 between Lease Finance II and Vendor Services, and WFFLI Lease Finance II and Wells Fargo Financial accepted such assignment and agreed to perform all of the respective obligations of Lease Finance II and Vendor Services under such agreement; and

          (iii) the Registrant, Lease Finance II, Vendor Services, Wells Fargo Bank, WFFLI Lease Finance II, WFFLI Lease Finance 2000, Wells Fargo Financial and Bank One entered into an Assumption Agreement and First Amendment to Contribution and Servicing Agreement dated as of January 31, 2001 (the "Amendment to Contribution and Servicing Agreement"), under which Lease Finance II and Vendor Services assigned to WFFLI Lease Finance II and Wells Fargo Financial, respectively, all of their right, title and interest in, to and under the Contribution and Servicing Agreement dated as of July 1, 2000 among the Registrant, Lease Finance II, Vendor Services and Wells Fargo Bank, and WFFLI Lease Finance II and Wells Fargo Financial accepted such assignment and agreed to perform all of the respective obligations of Lease Finance II and Vendor Services under such agreement.


     Copies of the Purchase Agreement, the Supplemental Indenture, the Amendment to Transfer Agreement and the Amendment to Contribution and Servicing Agreement are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively.


Item 6.   Resignation of Registrant's Directors.
          -------------------------------------

          Not applicable.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

     The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

    Exhibit No.     Description
    -----------     -----------

        4.1 Asset Purchase Agreement dated December 8, 2000 by and among Wells Fargo Financial Leasing, Inc., an Iowa corporation, Conseco Finance Corp., a Delaware corporation, Conseco Finance Vendor Services Corporation, a Delaware corporation, Green Tree Lease Finance II, Inc., a Minnesota corporation, Green Tree Lease Finance 1998-1, LLC, a Delaware limited liability company, the Registrant and, solely as to the provisions and obligations set forth in Section 7 and
                    Section 9 of the Asset Purchase Agreement, Conseco, Inc., an Indiana corporation.

        4.2 Supplemental Indenture, dated as of January 31, 2001, among the Registrant, Wells Fargo Bank Minnesota, National Association, a national banking association, WFFLI Lease Finance 2000-1, LLC, a Delaware limited liability company, and Bank One, National Association, a national banking association.

        4.3 Assumption Agreement and First Amendment to Transfer Agreement dated as of January 31, 2001 among Green Tree Lease Finance II, Inc., a Minnesota corporation, Conseco Finance Vendor Services Corporation, a Delaware corporation, WFFLI Lease Finance II, LLC, a Delaware limited liability company, and Wells Fargo Financial Leasing, Inc., an Iowa corporation.

        4.4 Assumption Agreement and First Amendment to Contribution and Servicing Agreement dated as of January 31, 2001 among the Registrant, Green Tree Lease Finance II, Inc., a Minnesota corporation, Conseco Finance Vendor Services Corporation, a Delaware corporation, Wells Fargo Bank Minnesota, National Association, a national banking association, WFFLI Lease Finance 2000-1, LLC, a Delaware limited liability company, WFFLI Lease Finance II, LLC, a Delaware limited liability company, Wells Fargo Financial Leasing, Inc., an Iowa corporation, and Bank One, National Association, a national banking association.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2001

                                 Conseco Finance Lease 2000-1, LLC

                                 By CONSECO FINANCE VENDOR SERVICES CORPORATION as Servicer


                                 By: /s/ Brian F. Corey
                                     ---------------------------------------
                                     Brian F. Corey
                                     Senior Vice President and Secretary



                                INDEX TO EXHIBITS

Exhibit
 Number                                                                          Page
-------                                                                         ------
 4.1   Asset Purchase Agreement dated December 8, 2000 by and among             Filed
       Wells Fargo Financial Leasing, Inc., an Iowa                             electronically
       corporation, Conseco Finance  Corp., a
       Delaware corporation, Conseco Finance Vendor Services
       Corporation, a Delaware corporation, Green Tree Lease
       Finance II, Inc., a Minnesota corporation, Green Tree Lease
       Finance 1998-1, LLC, a Delaware limited liability company, and the Registrant and, solely as to the provisions and
       obligations set forth in Section 7 and Section 9 of the
       Asset Purchase Agreement, Conseco, Inc., an Indiana
       corporation.

4.2    Supplemental Indenture, dated as of January 31, 2001, among              Filed
       the Registrant, Wells Fargo Bank Minnesota, National                     electronically
       Association, a national banking association, WFFLI Lease
       Finance 2000-1, LLC, a Delaware limited liability company, and Bank One, National Association, a national banking
       association.

4.3    Assumption Agreement and First Amendment to Transfer                     Filed
       Agreement dated as of January 31, 2001 among Green Tree                  electronically
       Lease Finance II, Inc., a Minnesota corporation, Conseco
       Finance Vendor Services Corporation, a Delaware corporation,
       WFFLI Lease Finance II, LLC, a Delaware limited liability
       company, and Wells Fargo Financial Leasing, Inc., an Iowa
       corporation.

4.4    Assumption Agreement and First Amendment to Contribution and             Filed
       Servicing Agreement dated as of January 31, 2001 among the               electronically
       Registrant, Green Tree Lease Finance II, Inc., a Minnesota
       corporation, Conseco Finance Vendor Services Corporation, a
       Delaware corporation, Wells Fargo Bank Minnesota, National
       Association, a national banking association, WFFLI Lease
       Finance 2000-1, LLC, a Delaware limited liability company,
       WFFLI Lease Finance II, LLC, a Delaware limited liability
       company, Wells Fargo Financial Leasing, Inc., an Iowa
       corporation, and Bank One, National Association, a national banking association.
